Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 33-99736-01, 333-3526-01 and 333-39365-01) of Tanger
Properties Limited Partnership of our reports dated January 26, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

March 28, 2000